UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2015

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Ste. 510, Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01             Regulation FD Disclosure.

On September 16, 2015, R. J. Dourney, Chief Executive Officer & President of Cosi, Inc. (the "Company"), gave a presentation at the Annual B. Riley & Co. and Great American Group Consumer Conference in New York City, New York.  The slides used during the presentation are furnished as Exhibit 99.1 attached hereto.  The Company anticipates using the materials in further presentations.  On September 14, 2015, the Company issued a press release announcing that Mr. Dourney would be making a presentation at the Conference.

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1	Slides from management presentation Annual B. Riley & Co. and Great American Group Consumer Conference.

Exhibit 99.2	Press release announcing management will be presenting at the Annual B. Riley & Co. and Great American Group Consumer Conference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2015	Cosi, Inc.

	By:	/s/ Vicki Baue
Name: Vicki Baue
Title: V.P. and General Counsel, CCO

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Slides from management presentation Annual B. Riley & Co. and Great American Group Consumer Conference.	E

99.2	Press Release of Cosi, Inc., dated September 14, 2015.	E